SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)     June 29, 2004


                               Pacific Gold Corp.
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)


            Nevada                    000-32629                91-1997728
 ----------------------------      ----------------      ----------------------
 (State of Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)                Number)          Identification Number)


           157 Adelaide Street, West, Suite 600
                     Toronto, Canada                     M5H 4E7
          ---------------------------------------       ----------
          (Address of Principal Executive Office)       (Zip Code)


    Registrant's telephone number, including area code:     (416) 214-1483





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Item 1.  Change of Control

         On June 29, 2004, ZDG Holdings Inc. acquired 17,180,000 shares of the registrant's common stock, representing about 78.8% of the issued and outstanding shares of common stock of the registrant. ZDG Holdings Inc. acquired the shares from the current officer and director of the registration for investment purposes. ZDG Holdings Inc. has filed a Schedule 13D. As a result of these events, there has been a change of control of the registrant.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 1, 2004
                                            PACIFIC GOLD CORP.



                                            By: /S/ Mitchell Geisler
                                                ---------------------------
                                                Mitchell Geisler, President









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